FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 10, 2005



                              PRIME RESOURCE, INC.
                              ---------------------
             (Exact Name of registrant as specified in its charter)



           Utah                         333-88480                04-3648721
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employ
    of incorporation)                                        Identification No.)

                            1245 East Brickyard Road
                                    Suite 590
                           Salt Lake City, Utah 84106
                          ----------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (801)433-2000
                                                           --------------


                                      None


              (Former name or former address, if changed since last
                                    report.)


Certain statements in this 8-K may contain forward-looking statements within the meaning of the


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Private Securities Litigation Reform Act of 1995 (the "Act"), including, without limitation, statements regarding the Company's expectations, beliefs, estimates, intentions, and strategies about the future. Words such as, "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," or variations of such words and similar expressions are intended to identify such forward-looking statements, but their absence does not mean that the statement is not forward-looking. The Company desires to avail itself of certain "safe harbor" provisions of the Act and is therefore including this special note to enable the Company to do so and to disclose any such projections without warranting they can be realized.

SECTION 4, ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR RELATED AUDIT REPORT:

(1) The Board of Directors of Prime Resource, Inc. (The "Registrant") has determined as of November 9, 2005 that the financial statements for the Registrant contained in its Form 10-KSB report for the fiscal year ending December 31, 2004 and Forms 10-QSB for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 are currently being reviewed and restated and should no longer be relied upon because of errors in such financial statements.

(2) The review of the potential errors in the financial statements was initiated by the Registrant receiving from the Securities and Exchange Commission ("SEC") a review letter of October 25, 2005, requesting a review of the foregoing financial reporting information contained within the above reports and suggesting that there may be some inconsistencies in the statement contained in those financial statements and the notes accompanying the statements.

(3) The Registrant pursuant to the foregoing described review process has now discussed these changes and has agreed with its independent auditors as to the necessity and correctness of the changes to be submitted as amended 10-KSB and 10-QSB filings for the foregoing periods. These matters were discussed with the Board of Directors, who then authorized the President and CFO of the Company to follow through directly with the independent auditors to make the appropriate corrections and file them as soon as possible.

(4) As set-out above, the determination that there needed to be a restatement of financial information was not initiated by a request from the auditors, but arose out of questions by the SEC to the Registrant as indicated above which lead to a subsequent review by the Company and the referral of the matter for further review and correction to the independent auditors.

(5) The Registrant discussed the prior financial statement with its auditors in the course of its standard internal review procedures and has now gone over the amended and restated financial statements to be filed in the amended versions of the above reports with the auditors. The Company anticipates that it will shortly file such amended periodic reports with the amended financials in the near future and pursuant to review by its independent auditor.

                                       2

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PRIME RESOURCE, INC.


Date:  November 14, 2005        /s/ Terry Deru
                                Mr. Terry Deru,
President

Date:  November 14, 2005        /s/ Andrew Limpert
                                Mr. Andrew Limpert, CFO



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